SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 31, 2007

VeruTEK Technologies, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51246	06-1828817
(Commission File Number)	(IRS Employer Identification No.)

65 West Dudley Town Road
Bloomfield, Connecticut 06002

 (Address of principal executive offices)

860-242-9800
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 – Other Events

Item 8.01 – Other Events.

As previously reported by VeruTEK Technologies, Inc. (the “Company”), on May 9, 2007, the Company issued to John Collins, the Chief Executive Officer of the Company, 1,848,643 shares of the Company’s common stock.  Subsequently, the Company determined that, because such shares of common stock were unregistered, Mr. Collins would be unable to sell a portion of such shares to pay tax witholding with respect to the issuance of 478,802 of such shares of common stock.  As a result, on December 31, 2007, the Company and Mr. Collins agreed to rescind the issuance of such 478,802 shares.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeruTEK Technologies, Inc.

Dated: December 31, 2007	By:	/s/ John Collins
Name: John Collins
Title: President and Chief Executive Officer